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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _____________________


                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

             ______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

180 East Fifth Street
St. Paul, MN                                                            55101
 (Address of principal executive offices)                             (Zip Code)

                               Richard H. Prokosch
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
            (Name, address and telephone number of agent for service)

                              APPLETON PAPERS INC.
                     (Issuer with respect to the Securities)
                              APPLETON PAPERS INC.
             (Exact name of Registrant as specified in its charter)

Delaware                                                     36-2556469
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)

825 East Wisconsin Avenue
Appleton, Wisconsin                                          54912-0359
(Address of Principal Executive Offices)                     (Zip Code)

               12 1/2% Series B Senior Subordinated Notes due 2008
        Guarantees of 12 1/2% Series B Senior Subordinated Notes due 2008
                       (Title of the Indenture Securities)

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                                    FORM T-1
                                    --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                    Comptroller of the Currency
                    Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.
                    Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

Items 3-15     Items 3-15 are not applicable because to the best of the
               Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of September 30, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

     * Incorporated by reference to Registration Number 333-67188.

                                        2

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                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 22nd day of January 2002.

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:   /s/ Richard H. Prokosch
                                             ------------------------------
                                              Vice President


By:  /s/ Lori-Anne Rosenberg
     -------------------------------
     Lori-Anne Rosenberg
     Assistant Vice President

                                        3

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                                    Exhibit 6
                                    ---------

                                     CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: January 22, 2002


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:   /s/ Richard H. Prokosch
                                             ------------------------------
                                              Vice President


By:  /s/ Lori-Anne Rosenberg
     ------------------------------
     Lori-Anne Rosenberg
     Assistant Vice President

                                        4

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                                    Exhibit 7
                                    ---------
                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 9/30/2001

                                    ($000's)

                                                                   9/30/2001
                                                                 -------------
Assets
     Cash and Due From Depository Institutions                   $  7,424,578
     Federal Reserve Stock                                                  0
     Securities                                                    25,107,852
     Federal Funds                                                  1,509,608
     Loans & Lease Financing Receivables                          108,011,203
     Fixed Assets                                                   1,455,348
     Intangible Assets                                              7,830,028
     Other Assets                                                   6,597,674
                                                                 -------------
        Total Assets                                             $157,936,291

Liabilities
     Deposits                                                    $101,929,065
     Fed Funds                                                      3,823,703
     Treasury Demand Notes                                                  0
     Trading Liabilities                                              168,430
     Other Borrowed Money                                          24,037,743
     Acceptances                                                      184,931
     Subordinated Notes and Debentures                              5,477,870
     Other Liabilities                                              3,711,905
                                                                 -------------
     Total Liabilities                                           $139,333,647

Equity
     Minority Interest in Subsidiaries                           $    943,906
     Common and Preferred Stock                                       310,004
     Surplus                                                       11,775,689
     Undivided Profits                                              5,573,045
                                                                 -------------
        Total Equity Capital                                     $ 18,602,644

Total Liabilities and Equity Capital                             $157,936,291

________________________________________________________________________________

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association

By:   /s/ Richard H. Prokosch
      -----------------------
      Vice President

Date: January 22, 2002

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